Equity	12 Months Ended
Dec. 31, 2015
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
EQUITY
On March 13, 2015, we entered into ASR agreements to repurchase an aggregate of $2.65 billion of our common stock. Under the terms of the ASR agreements, we made the aggregate payments and received an initial delivery of approximately 18.6 million shares of our common stock, representing approximately 85% of the shares expected to be repurchased. On July 31, 2015, the shares associated with the remaining portion of the aggregate purchase were settled upon final delivery of approximately 4.2 million additional shares of common stock.
On November 11, 2015, we entered into ASR agreements to repurchase an aggregate of $6 billion of our common stock utilizing the net after-tax proceeds from the sale of Sikorsky. The ASR agreements provide for the repurchase of our common stock based on the average of the daily volume-weighted average prices of our common stock during the term of such ASR agreement, less a discount and subject to adjustments pursuant to the terms and conditions of the ASR agreement. Under the terms of the ASR agreements, we made the aggregate payments on November 16, 2015 and received an initial delivery of approximately 51.9 million shares of our common stock, representing approximately 85% of the shares expected to be repurchased at a price of $98.26 per share. The aggregate purchase price was recorded as a reduction to shareowners’ equity, consisting of a $5.1 billion increase in treasury stock and a $0.9 billion decrease in additional paid-in capital. The shares associated with the remaining portion of the aggregate purchase price are to be settled over six tranches. Upon settlement of each tranche, we may be entitled to receive additional common shares or, under certain limited circumstances, be required to deliver shares or make additional payments to the counterparties. The final settlement of the transactions under all tranches is expected to occur no later than the third quarter of 2016.
The ASR agreements contain customary terms for these types of transactions, including the mechanisms to determine the number of shares or the amount of cash that will be delivered at settlement, the required timing of delivery upon settlement, the specific circumstances under which adjustments may be made to the repurchase transactions, and the specific circumstances under which the repurchase transactions may be canceled prior to the scheduled maturity.
As discussed in Note 9, on August 3, 2015, we received approximately $1.1 billion from the proceeds of the remarketing of our 1.550% junior subordinated notes, which were originally issued as part of our equity units on June 18, 2012, and issued approximately 11.3 million shares of common stock to settle the purchase obligation of the holders of the equity units under the purchase contract entered into at the time of the original issuance of the equity units.
A summary of the changes in each component of accumulated other comprehensive (loss) income, net of tax for the years ended December 31, 2015 and 2014 is provided below:

(dollars in millions)	Foreign Currency Translation	Defined Benefit Pension and Post-retirement Plans	Unrealized Gains (Losses) on Available-for- Sale Securities	Unrealized Hedging (Losses) Gains	Accumulated Other Comprehensive (Loss) Income
Balance at December 31, 2013	$170	$(3,267)	$296	$(79)	$(2,880)
Other comprehensive (loss) income before reclassifications, net	(1,228)	(2,708)	28	(205)	(4,113)
Amounts reclassified, pre-tax	7	416	(20)	96	499
Tax (benefit) expense reclassified	—	(150)	4	(21)	(167)
Balance at December 31, 2014	$(1,051)	$(5,709)	$308	$(209)	$(6,661)
Other comprehensive (loss) income before reclassifications, net	(1,429)	32	16	(298)	(1,679)
Amounts reclassified, pre-tax	42	867	(54)	234	1,089
Tax (benefit) expense reclassified	—	(325)	23	(66)	(368)
Balance at December 31, 2015	$(2,438)	$(5,135)	$293	$(339)	$(7,619)

Amounts reclassified related to our defined benefit pension and postretirement plans include amortization of prior service costs and actuarial net losses recognized during each period presented. These costs are recorded as components of net periodic pension cost for each period presented (see Note 12 for additional details).
Changes in noncontrolling interests that do not result in a change of control, and where there is a difference between fair value and carrying value, are accounted for as equity transactions. The pro-forma increase (decrease) in Net income attributable to common shareowners would have been $12 million, $(71) million and $(49) million for the years ended December 31, 2015, 2014 and 2013, respectively, had they been recorded through net income.